ARTICLES OF AMENDMENT
TO
ARTICLES OF ORGANIZATION
OF

Global Ventures Group, LLC
(Name of the Limited Liability Company as it now appears on our records.)
(A Florida Limited Liability Company)

The Articles of Organization for this Limited Liability Company were filed on February 7, 2012 and assigned Florida document number L12000018377.

This amendment is submitted to amend the following:

A. If amending name, enter the new name of the limited liability company here:

n/a

The new name must be distinguishable and end with the words "Limited Liability Company," the designation "LLC" or the abbreviation "L.L.C."

Enter new principal offices address, if applicable: 110 N. Federal Hwy
(Principal office address MUST BE A STREET ADDRESS) Unit 807
Fort Lauderdale, FL 33301

Enter new mailing address, if applicable:
(Mailing address MAY BE A POST OFFICE BOX)

FILED
2012 MAR -2 AM 8:12
SECRETARY OF STATE
TALLAHASSEE, FLORIDA

B. If amending the registered agent and/or registered office address on our records, enter the name of the new registered agent and/or the new registered office address here:

Name of New Registered Agent: ______________________

New Registered Office Address: 110 N. Federal Hwy, Unit 807
Enter Florida street address

Fort Lauderdale, **Florida** ______________
City *Zip Code*

New Registered Agent's Signature, if changing Registered Agent:

I hereby accept the appointment as registered agent and agree to act in this capacity. I further agree to comply with the provisions of all statutes relative to the proper and complete performance of my duties, and I am familiar with and accept the obligations of my position as registered agent as provided for in Chapter 608, F.S. Or, if this document is being filed to merely reflect a change in the registered office address, I hereby confirm that the limited liability company has been notified in writing of this change.

____
If Changing Registered Agent, Signature of New Registered Agent